UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

The Annual Meeting of Contractowners who hold contracts issued pursuant to Allstate Assurance Company Separate Account B (“Separate Account B”) will be held at 10:00 a.m. (EDT) on Wednesday, June 17, 2009, at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee 37402. You have the right to cast votes at this meeting.

Enclosed are the Notice of Annual Meeting, Proxy Statement and Proxy Card. Please sign and return the Proxy Card in the enclosed envelope so that it will be received by the Board of Managers of Separate Account B NO LATER THAN June 16, 2009. You may keep all other material. If you are present at the meeting, you may vote in person even though you have sent in your Proxy Card.

Your contract/certificate number and the total number of votes you may cast are shown on the Proxy Card.

Yours sincerely,

/s/ Susan N. Roth
Susan N. Roth, Secretary

Enclosures

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

NOTICE OF ANNUAL MEETING

TO BE HELD ON JUNE 17, 2009

Notice is hereby given of a meeting of the owners of contracts for which reserves are held in Separate Account B (the “Separate Account”) of Allstate Assurance Company (the “Company”), which meeting shall be held at 10:00 a.m. (EDT) on Wednesday, June 17, 2009, at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee 37402. The purpose of the meeting is to consider the following:

1.	Election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of the Separate Account;

2.	Ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for the Separate Account in accordance with the Rules and Regulations of the Separate Account;

3.	Approval of the filing of an application with the Securities and Exchange Commission to terminate the Separate Account’s registration as an investment company;

4.	Approval to make the Separate Account’s investment objective and all of its investment policies non-fundamental rather than fundamental; and

5.	Transaction of such other business as may properly come before the meeting and any adjournment thereof.

The date fixed by the Board of Managers as the Record Date for the determination of Contractowners entitled to notice of and to vote at the meeting was at the close of business on April 30, 2009. A Contractowner will be entitled to vote only if he/she was a Contractowner on the Record Date and is still a Contractowner investing in the Separate Account on the date of the meeting.

It is important that your vote be represented at the meeting. Please refer to the enclosed material for detailed information on voting procedures and return the Proxy Card as soon as possible.

May 22, 2009

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO ENSURE THE PRESENCE OF A QUORUM. YOU MAY WITHDRAW YOUR PROXY CARD IN THE EVENT OF YOUR PERSONAL ATTENDANCE AT THE MEETING.

/s/ Susan N. Roth
Susan N. Roth, Secretary

PROXY STATEMENT

ANNUAL MEETING OF CONTRACTOWNERS OF

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Allstate Assurance Company Separate Account B (the “Separate Account”) for use at the Annual Meeting of Contractowners to be held on Wednesday, June 17, 2009, at 10:00 a.m. (EDT) at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee 37402. The cost of soliciting the proxies will be borne by Unum Group. Proxies may be solicited by telephone, by mail or in person by directors, officers, agents, or regular employees of Unum Group who will not be compensated for such services. The Variable Annuity Life Insurance Company (“VALIC”), 205 East 10th Street, Amarillo, Texas 79105, has been retained as the Administrator of the Separate Account. The Administrator has contracted with Broadridge Financial Solutions, Inc. to provide Proxy mailing and collection services to the Separate Account. The costs of these services will be paid by Unum Group. Contractowners may revoke their proxies at any time prior to the voting thereof by submitting written notice of revocation to the Separate Account c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. Any Contractowner attending the meeting may vote in person, whether or not a Proxy has been previously submitted. This Proxy Statement and the accompanying notice of meeting and Proxy Card are first being mailed to Contractowners on or about May 22, 2009.

The Annual Report to Contractowners covering operations of the Separate Account for the fiscal year ended December 31, 2008, including financial statements, has been previously provided. An additional copy of the Annual Report, and of the most recent Semi-Annual Report succeeding the Annual Report, will be provided free of charge, upon request, to any Contractowner. Contractowners may contact Linda Daughetee toll free at (800) 718-8824, or by writing c/o Unum Group, Attention: Susan N. Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402, to request the Annual and/or Semi-annual Reports.

The Board of Managers (“Board”) has fixed the close of business on April 30, 2009 (the “Record Date”) as the record date for the determination of Contractowners entitled to notice of and to vote at the meeting. On the Record Date, there were 48,582.393 outstanding units of the Separate Account with a total value of $513,116.64 entitling the Contractowners to one vote for each dollar of value represented by units credited to such persons as of such Record Date. Contractowners of record at the close of business on the Record Date, who are still Contractowners on June 17, 2009, will be entitled to vote at the meeting.

Units eligible to be voted for which a Proxy Card is properly signed and returned prior to the beginning of the Annual Meeting will be voted as directed. If directions are not given or directions are not in accordance with the options listed on a signed and returned Proxy Card, such units will be voted FOR each proposition for which the Board of Managers recommends a vote FOR.

Unsigned or unreturned Proxy Cards will not be counted for quorum or voting purposes. For issues as to which there is a choice on the Proxy Card, a vote to abstain will be counted for purposes of determining the existence of a quorum, and counted as an “ABSTENTION” rather than as either a vote “FOR” or “AGAINST.”

For purposes of the Annual Meeting, under the Rules and Regulations of the Separate Account, thirty percent (30%) of the outstanding voting securities of the Separate Account represented in person or by proxy shall constitute a quorum for all purposes except for Item 4 (proposal to make the Separate Account’s investment objective and all of its investment policies non-fundamental rather than fundamental), in which case a majority in interest of Contractowners represented in person or by proxy shall constitute a quorum. A quorum being present, vote of the majority of the quorum of outstanding units represented in person or by proxy will determine the adoption or rejection of the matters specified in the Notice, except that for Items 3 and 4, approval requires the vote of a majority of the outstanding voting securities of the Separate Account, which means the vote of either (a) 67% or more of the voting interests of the Contractowners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Separate Account, whichever is less.

INFORMATION CONCERNING THE SEPARATE ACCOUNT, THE COMPANY

AND THE ADMINISTRATOR

The Separate Account is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”), and is a separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to certain of its variable annuity contracts (which ceased to be actively marketed in 1984) (“Contracts”).

The Company is a wholly owned subsidiary of Allstate Life Insurance Company (“Allstate”). Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2008, Allstate and its subsidiaries had total assets of over $81.9 billion. Allstate is a wholly-owned subsidiary of Allstate Insurance Company which, in turn, is a wholly-owned subsidiary of The Allstate Corporation. Allstate is an Illinois stock life insurance company. The Company is an Illinois stock life insurance company having redomesticated from the State of Tennessee effective November 7, 2001, at which time it also changed its name to Allstate Assurance Company from Provident National Assurance Company. The Company’s principal offices are located at 3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062. The Company serves as insurer to the Separate Account.

The Company, on behalf of the Separate Account, and Provident Investment Management, LLC (“PIMCO”) entered into an Investment Advisory Agreement effective February 1, 2008, whereby PIMCO provides investment advisory services to the Separate Account.

The Company, on behalf of the Separate Account, and ALFS, Inc., an affiliated broker-dealer of the Company entered into an Underwriting Agreement effective March 30, 2002, whereby ALFS, Inc. serves as the underwriter for the Separate Account.

The Company, on behalf of the Separate Account, and The Variable Annuity Life Insurance Company, Inc. (“VALIC”) entered into an Administrative Services Agreement (“Agreement”), dated May 15, 1998, whereby VALIC became the Administrator of the Separate Account. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.

Under an Administrative Services Agreement between the Company and The Paul Revere Life Insurance Company (“Paul Revere”) dated September 15, 2000, Paul Revere, a subsidiary of Unum Group, will provide required administrative services on behalf of the Separate Account to the extent not provided by VALIC.

INFORMATION CONCERNING THE INVESTMENT ADVISER

PIMCO is a Tennessee limited liability company organized in October 1997. It is owned by Unum Group. PIMCO is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402. Its predecessor was The Paul Revere Investment Management Company, with which it was merged in 1997. The managers of PIMCO were also officers of the Company prior to the sale of the Company from Unum Group to Allstate effective February 1, 2001. The personnel employed by PIMCO consist primarily of individuals who were previously employed in the investment operations department of Unum Group or its insurance company subsidiaries. As of December 31, 2008, PIMCO had over $35.0 billion in assets under management.

On February 1, 2008, the Board of Managers of the Separate Account, including all of the members of the Board who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act, unanimously approved the execution of the investment advisory agreement (“New Agreement”) with PIMCO to give effect to the approval of the New Agreement by the vote of a majority of the Contractowners at a Special Meeting of Contractowners held on November 15, 2007.

ATTENDANCE AT ANNUAL MEETINGS

The Separate Account does not have a policy regarding director attendance at Annual Meetings of Contractowners. In 2008, each member of the Board of Managers attended the Annual Meeting.

AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Audit Committee is responsible for the following functions:

a.	To oversee the Separate Account’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

b.	To oversee the quality and objectivity of the Separate Account’s financial statements and the independent audit thereof; and

c.	To act as a liaison between the Separate Account’s independent auditors and the full Board of Managers.

The function of the Audit Committee is oversight; it is the investment adviser’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

Members of the Audit Committee include Henry E. Blaine and H. Grant Law, neither of whom is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Act. The Audit Committee met one (1) time during the last fiscal year (2008) of the Separate Account. The Board of Managers adopted a written charter for the Audit Committee on April 28, 2009. A copy of the charter is attached as Exhibit A.

NOMINATING COMMITTEE OF THE BOARD OF MANAGERS

The Nominating Committee is responsible for the following functions:

a.	nominating and evaluating candidates for independent manager membership on the Board of Managers;

b.	periodically reviewing the composition of the Board of Managers to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Managers;

c.	nominating membership on all committees of the Board of Managers and reviewing Board committee assignments as necessary;

d.	reviewing as necessary the responsibilities of any committees of the Board of Managers, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized and making recommendations for any such action to the full Board of Managers; and

e.	reviewing, at least annually, the independence of outside counsel, if any, to the independent managers of the Separate Account.

Members of the Nominating Committee include Henry E. Blaine and H. Grant Law, neither of whom is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Act. The Nominating Committee did not meet during the last fiscal year (2008) of the Separate Account. The Board of Managers adopted a written charter for the Nominating Committee on April 28, 2009. A copy of the charter is attached as Exhibit B. The Separate Account does not have a compensation or other standing committees.

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of the Separate Account including Board of Managers’ fees. Accordingly, no member of the Board of Managers receives any remuneration from the Separate Account. Each Board member, other than Mr. Fussell, receives an annual retainer of $4,500 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

ITEM 1: ELECTION OF BOARD OF MANAGERS

Contractowners are asked to vote for the re-election of nominees Henry E. Blaine, H. Grant Law and David G. Fussell to serve as members of the Board of Managers until the earlier of the next annual meeting or until their successors are duly elected and qualified. None of the nominees owns or has any interest in Separate Account units. Each of the nominees has consented to serve if elected. If any of the proposed nominees should become unavailable for any reason, the Board of Managers may designate another person to serve in his place. Four (4) regular meetings of the Board of Managers were held in 2008 and each member of the Board attended these meetings.

Recommendation

The Board of Managers unanimously recommends a vote for the election of these nominees as managers.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

The following table provides information concerning the members of the Board of Managers and nominees who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with the Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (79) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2008-2009 31 years of service	B&B Enterprises, Partner (land development)	1	None

H. Grant Law, Jr. (62) P. O. Box 1367 Chattanooga, TN 37401-1367	Member, Board of Managers	2008-2009 17 years of service	Retired - President, Newton Chevrolet, Inc. & Newton Oldsmobile – GMC Trucks Mitsubishi, Inc. (car dealership); Community Volunteer	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act owns beneficially or of record securities of the Company or any of its affiliates.

The following table provides information concerning the members of the Board of Managers and nominees who are “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act:

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
David G. Fussell (61) * 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2008-2009 14 years of service	Senior Vice President, Unum Group, Chattanooga, Tennessee	1	None

*	Former officer of the Company and other subsidiaries of Unum Group.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and Nominee for election as Director as of December 31, 2008:

(1)	(2)	(3)
Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Henry E. Blaine	None	None

H. Grant Law, Jr.	None	None

David G. Fussell	None	None

CONTRACTOWNER COMMUNICATIONS WITH THE BOARD

The Board of Managers has adopted a process for Contractowners to send communications to the Board. Contractowners interested in communicating with the Board of Managers or certain members thereof, may do so by writing to the Secretary of the Board of Managers (Allstate Assurance Company Separate Account B), 1 Fountain Square, Chattanooga, Tennessee 37402. Under the process adopted by the Board of Managers, the Secretary reviews all such correspondence and regularly provides to the Chairman of the Audit Committee a log and copies of all such correspondence. The Chairman of the Audit Committee shall determine whether further distribution of such correspondence is appropriate and to where it should be sent. Any member of the Board of Managers may at any time review this log and request copies of any such correspondence.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the members of the Board of Managers of the Separate Account and the directors and principal officers of the Company, as a group, owned beneficially and of record no Units.

The following Contractowners beneficially owned more than 5% of the units in the Separate Account as of the Record Date:

Name	Address	Number of Units Beneficially Owned	Percent
Lolita Rana	2263 Salem Avenue Dayton, OH 45406	10,142.150	20.88%

Nicholas Hood, III	375 Lodge Drive Detroit, MI 48214	5,243.649	10.79%

Jerry Setzer	PO Box 495 Catawba, NC 28609	4,384.194	9.02%

Don Baumgartner	PO Box 8326 Toledo, OH 73605	3,734.499	7.69%

ITEM 2: RATIFICATION OF THE SELECTION AND APPOINTMENT OF

INDEPENDENT AUDITORS

The Board of Managers, including a majority of members who are not interested persons of the Separate Account within the meaning of section 2(a)(19) of the Act, selected Deloitte & Touche LLP to serve as the independent auditor of the Separate Account for the current fiscal year. Deloitte & Touche LLP has audited the accounts of the Separate Account each year since 2005. The Board of Managers based its selection on the recommendation by the Audit Committee of the Board of Managers.

All fees relating to audit services performed for the Separate Account are paid by Unum Group and are not charged to or paid from the Separate Account.

Audit Fees – The aggregate fees Deloitte & Touche LLP billed Unum Group for the audit of the financial statements of the Separate Account for 2008 and 2007 were $30,000.00 and $30,000.00.

Audit-Related Fees –The aggregate fees for audit-related services rendered by Deloitte & Touche LLP to the Separate Account, the investment adviser or any entity controlling, controlled by or under common control with the investment adviser in 2008 and 2007 were $0.00 and $0.00.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to the Separate Account for fiscal years ended December 31, 2008 and December 31, 2007, were $0.00 and $0.00.

All Other Fees – The aggregate fees rendered by Deloitte & Touche LLP to the Separate Account, the investment adviser or any entity controlling, controlled by or under common control with the investment adviser for such services to the Separate Account in 2008 and 2007 were $0.00 and $0.00.

There are no non-audit services provided by Deloitte & Touche LLP to the Separate Account, the investment adviser, or control persons of the investment adviser that provided ongoing services to the Separate Account.

Deloitte & Touche LLP has advised the Board of Managers of the Separate Account that neither its firm nor any of its members or associates has any direct or any material indirect financial interest in the Separate Account or any of its affiliates other than as independent auditors.

In the event the Contractowners do not ratify the selection by the Board of Managers of this firm or if Deloitte & Touche LLP shall decline to act or otherwise become incapable of acting, or if its employment be otherwise discontinued, the Board of Managers will select other independent auditors.

Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

Recommendation

The Board of Managers unanimously recommends the ratification of the selection and appointment of Deloitte & Touche LLP as independent auditors of the Separate Account for the current fiscal year.

ITEM 3: APPROVAL OF THE FILING OF AN APPLICATION WITH THE SECURITIES AND

EXCHANGE COMMISSION TO TERMINATE THE SEPARATE ACCOUNT’S

REGISTRATION AS AN INVESTMENT COMPANY

The Board of Managers is asking Contractowners to approve Item 3 to allow the Separate Account to terminate its investment company registration with the Securities and Exchange Commission (“SEC”).

Background

The Separate Account is a managed separate account of the Company that is registered with the SEC under the Act as an open-end, diversified management investment company. The Separate Account was established by the Company on August 21, 1967 for the purpose of funding investments in the Contracts. The public offering of Contracts funded by the Separate Account was discontinued on February 1, 1984. Although Contractowners may make additional contributions under existing Contracts, the Company has not received one since November 6, 2006. As of April 30, 2009, the Separate Account had a total of 68 beneficial owners and approximate total assets of $513,116.64.

A managed separate account with 100 or fewer beneficial owners that is no longer issuing variable annuity contracts may file an application to terminate its investment company registration with the SEC on the grounds that it is no longer an investment company within the meaning of the Act.

The Board of Managers is seeking Contractowner approval of Item 3 because the Separate Account has fewer than 100 beneficial owners and is no longer an investment company within the meaning of the Act. Accordingly, continued registration under and compliance with the Act is unnecessary.

Terminating the Separate Account’s registration also would alleviate the Separate Account of various burdens associated with requirements imposed by the Act, including, among others, burdens relating to the composition of the Board; the updating of the Separate Account’s registration under the Act; the preparation, filing, and delivery of various reports under the Act; the approval of and requirements pertaining to the Separate Account’s investment adviser and independent accountants; and certain investment restrictions the relief from which would make managing the Separate Account’s small and decreasing assets easier.

If Item 3 is approved, the Separate Account will file an application to deregister as an investment company. If the SEC grants the Separate Account’s application to deregister, the Separate Account will continue to operate while Contractowners remain invested in the Separate Account in accordance with state insurance law. However, the Separate Account would no longer be subject to the Act and the regulations thereunder. Approval of Item 3 requires the vote of a majority of the outstanding voting securities of the Separate Account, which means the vote of either (a) 67% or more of the voting interests of the Contractowners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Separate Account, whichever is less.

Item 3 is independent of Item 4 described below and, as a result, the approval of one item is not dependent on the approval of the other.

Recommendation

The Board of Managers unanimously recommends the approval of Item 3.

ITEM 4: APPROVAL TO MAKE THE SEPARATE ACCOUNT’S INVESTMENT OBJECTIVE

AND ALL OF ITS INVESTMENT POLICIES NON-FUNDAMENTAL RATHER THAN

FUNDAMENTAL

The Board of Managers is asking Contractowners to approve Item 4 to make the Separate Account’s investment objective and all of its investment policies “non-fundamental” rather than “fundamental”. Approval of Item 4 would allow the Board to change the Separate Account’s investment objective and investment policies, from time to time, without the delay and expense associated with obtaining a Contractowner vote.

Background

The investment objective and investment policies of the Separate Account are attached as Exhibit C. The investment objective and investment policies govern the investment activities of the Separate Account and limit its ability to invest in certain types of securities or engage in certain types of transactions. The Separate Account’s investment objective and certain investment policies are currently “fundamental,” as described in Exhibit C, which means that they may not be changed without the approval of a majority in interest of Contracts having a voting interest in the Separate Account constituting either (a) 67% or more of the voting interests of the Contractowners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Separate Account, whichever is less. Other investment policies, as described in Exhibit C, are currently non-fundamental, which means that they can be changed by the Board of Managers without a vote of Contractowners.

Approval of Item 4 would make the Separate Account’s investment objective and all of its investment policies, rather than just some of them, non-fundamental. This will allow the Separate Account to avoid the costs and delays associated with a Contractowner meeting if the Board of Managers decides to make future changes to the Separate Account’s investment objective and/or investment policies. At the present time, the Board of Managers does not anticipate changing the investment objective of the Separate Account. However, given the small and declining asset base of the Separate Account, the Board anticipates that it may need to change one or more of the Separate Account’s investment policies to give the Separate Account’s investment adviser greater investment flexibility in seeking to achieve the Separate Account’s investment objective. In particular, if Item 3 above is approved and the Separate Account terminates its registration under the Act, it is likely the Separate Account will change its investment policies as necessary or appropriate to permit investments in shares of mutual funds and exchange-traded funds for diversification and other purposes.

Item 4 is independent of Item 3 described above and, as a result, the approval of one item is not dependent on the approval of the other.

Recommendation

The Board of Managers unanimously recommends the approval of Item 4.

LITIGATION

There are no material legal proceedings currently pending to which the Company or the Separate Account is a party, or to which its property is subject.

CONTRACTOWNER PROPOSALS

Contractowner proposals intended to be presented at the 2010 Annual Meeting of Contractowners must be received by the Separate Account c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee, 37402, Attention: Susan N. Roth, no later than December 31, 2009, to be considered for inclusion in the Separate Account Proxy Statement and Proxy Card. No Contractowner proposals were received for this year’s meeting.

OTHER BUSINESS

Management is not aware of any other business to come before the meeting. In case of any such business properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment in the interest of the Separate Account.

BY ORDER OF THE BOARD OF MANAGERS

/s/ David G. Fussell
David G. Fussell, Chairman

EXHIBIT A

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

AUDIT COMMITTEE CHARTER

1.	The Audit Committee shall be composed of one or more members of Board of Managers (“Board”) of the Allstate Assurance Company Separate Account B (“Separate Account”) each of whom is not an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Separate Account, Allstate Assurance Company (the “Adviser”) and each of whom is an “independent director” as defined under applicable rules of the Securities and Exchange Commission (“SEC”) (“Independent Managers”). The Committee shall determine, to the extent required by applicable law, whether any one or more of its members is an “audit committee financial expert” as that term may be defined by SEC rules.

2.	The purposes of the Audit Committee are:

(a)	to oversee the Separate Account’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Separate Account’s financial statements and the independent audit thereof; and

(c)	to act as a liaison between the Separate Account’s independent auditors and the full Board.

The function of the Audit Committee is oversight; it is the Adviser’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to select, retain or terminate the Separate Account’s independent auditors who will report directly to the Audit Committee and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any services to management (including review of all non-audit relationships and the related fees), and to receive the auditors’ specific representations as to their independence;

(b)	to meet with the Separate Account’s independent auditors, including meetings outside the presence of management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Separate Account’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Separate Account’s financial policies, procedures and internal accounting controls and management’s responses thereto; to consider the auditors’ report on critical accounting policies and practices; to consider the auditors’ reports, if any, on alternative policies and practices discussed with management and other written communications with management; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c)	to consider the effect upon the Separate Account of any changes in accounting principles or practices proposed by management to the Separate Account’s independent auditors and to review any other matters that may have a material effect on the Separate Account’s financial statements;

(d)	to approve the fees charged by the auditors for audit and non-audit services;

(e)	to approve, to the extent required by applicable law, any non-audit services proposed to be performed for the Separate Account by the independent auditors;

(f)	to establish procedures for: (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (ii) employees’ confidential, anonymous submission of concerns regarding accounting or auditing matters;

(g)	to investigate improprieties or suspected improprieties in the Separate Account’s operations;

(h)	to consider any other matters brought to the Committee’s attention that are within the scope of its purposes and responsibilities; and

(i)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.	The Committee shall regularly meet with the Principal Accounting Officer of the Separate Account and with the Separate Account’s internal auditors, if any, as well as with the Separate Account’s independent auditors.

6.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Separate Account.

7.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted by the Audit Committee April 28, 2009.

EXHIBIT B

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

NOMINATING COMMITTEE CHARTER

Nominating Committee Membership and Term

The Nominating Committee (“Committee”) of Allstate Assurance Company Separate Account B (“Separate Account”) shall be composed entirely of one or more members of the Separate Account’s Board of Managers (“Board”) who are not “interested persons” of the Separate Account within the meaning of the 1940 Act, as defined below (“Independent Managers”).

The Committee shall continue in existence on a permanent basis until dissolved by the Board. The term of any member of the Committee shall be subject to the limitations set out, from time to time, in the Rules and Regulations of the Separate Account. Subject to the foregoing, the Committee shall elect a chair (the “Chair”) for such term as it shall determine.

Committee Chair, Recorder

The Chair may designate a person (the “recorder”) to record the proceedings of the Committee’s meetings and maintain materials related to the operation of the Committee (“records”). The recorder may be outside legal counsel employed by the Separate Account. To ensure the independence of the Committee, neither the Committee nor the recorder shall be required to submit any such records to the Board and, instead, may maintain such records independently of the Board until directed to do otherwise by a vote of the Board.

Board Nominations and Functions

1.	The Committee shall make nominations for and select the Independent Manager members of the Board.

2.	The control of the nomination and selection process for Independent Manager membership shall rest exclusively with the Committee.

3.	The selection and nomination process shall include such functions as researching, canvassing, recruiting, interviewing, considering, soliciting and formally naming candidates.

4.	The Committee shall evaluate candidates’ qualifications for Independent Manager membership and their independence from the Separate Account’s investment advisers and other principal service providers. Candidates selected may not be an “interested person” of the Separate Account as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Separate Account’s investment advisers or the other principal service providers.

5.	In carrying out its responsibilities, the Committee may consider the extent to which the Committee believes that it is appropriate to invite Separate Account management (“Management”) to provide input as to Independent Manager candidates and request Management to provide administrative assistance in the selection and nomination process. However, any such participation by Management in the selection and nomination process shall not preclude or excuse the Committee from the responsibility to canvas, recruit, interview and solicit Independent Manager candidates.

6.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees of the Board and shall review Board committee assignments as necessary.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Independence of Counsel to the Independent Managers

1.	The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Managers of the Separate Account and the basis of the determination must be included in the minutes of the appropriate meeting of the Committee.

Other Powers and Responsibilities

1.	The Committee shall normally meet annually and is empowered to hold special meetings as circumstances require at the call of the Committee’s Chair for such business as the Board or the Committee shall determine consistent with this Charter.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Separate Account.

3.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

4.	The Committee shall consider such matters as are appropriate under this Charter and shall report to the Board such nominations, or other findings and recommendations, as the Committee shall deem fit to report.

5.	Any nomination, or other recommendation that the Board take action on any given matter, shall be reported to the Board sufficiently in advance of the next Board meeting to allow all members of the Board to give the matter full and adequate consideration prior to taking action.

Limitations on Powers

The Committee has no authority to take action on behalf of the full Board.

Adopted by the Nominating Committee April 28, 2009.

EXHIBIT C

A.	Investment Policies and Restrictions

I.	Fundamental

The investment policies listed below are, except as noted, fundamental to the Separate Account and may not be changed without prior approval by a vote of a majority of the holders of outstanding voting securities.

1.	The investment objective of the Separate Account is long-term capital growth.

To the extent feasible, assets of the Separate Account will be kept fully invested and amounts will be held in cash only (a) temporarily, pending investment in accordance with the investment policy; and (b) to the extent necessary to make normal contract payments.

2.	Investments will not be concentrated in particular industries or groups of industries and no more than 25% of the assets of the Separate Account will be invested in any one industry.

3.	The Separate Account does not intend to engage in the purchase and sale of interests in real estate, but reserves freedom of action to do so. However, it will not make any such purchase if the value of any real estate held plus the amount proposed to be acquired (subject to the provisions of policy 10 below) amounts to more than 10% of the value of the Separate Account’s assets. The Separate Account may invest in deeds of trust to real estate or marketable interests in real estate investment trusts.

4.	No purchase or sale of commodities or of commodity contracts will be made.

5.	No money will be borrowed.

6.	No loan of funds or other assets will be made, except through the acquisition of a portion of an issue of bonds, debentures or other evidence of indebtedness which are publicly distributed.

7.	No securities of other issuers will be underwritten.

8.	Not more than 5% of the voting securities of any one issuer will be acquired.

9.	No purchase of securities will be made if, as a result of such purchase, more than the greater of $5,000 or 5% of the total value of the assets of the Separate Account will be invested in the securities of any one issuer (other than the United States or its instrumentalities).

10.	The Separate Account will not invest more than 10% of the value of its assets in securities or other investments (including real estate and restricted securities) which are subject to legal or contractual restrictions upon resale or are not otherwise readily marketable.

11.	No purchase of warrants or options to purchase securities will be made if, as a result of such purchase, more than 2% of the assets of the Separate Account will be invested in such warrants and options.

12.	Dividends from the net investment income and capital gains distributions of the Separate Account will be retained and reinvested by the Separate Account.

II.	Other

The policies and objectives below may be changed by action of the Board of Managers.

1.	All investments of assets of the Separate Account are restricted to those permitted under the regulations adopted by the Illinois Insurance Commissioner with respect to investments made by segregated variable annuity accounts established by insurance companies. Investments of the Separate Account will be in compliance with the regulations, including the provision that all common stock investments shall be in stock which is listed or admitted to trading on a securities exchange registered under the Securities Exchange Act of 1934 or which is publicly held and has been traded in the over-the-counter market and as to which current stock market quotations are readily available.

2.	So long as the Company is licensed to conduct variable annuity business in the State of New York, the investment of assets of the Separate Account will be subject to the following restrictions, unless otherwise permitted by New York law: (a) no investment shall be made which will result in the ownership of more than 5% of the total outstanding common stock of any corporation; or (b) not more than 10% of the aggregate value of the assets of the Separate Account shall be invested at any time in common stocks which do not meet the criteria for investments by life insurance companies under New York law.

3.	Purchases will not be made on the margin.

4.	Short sales of securities will not be made.

5.	Limited amounts of securities of one or more investment companies may be acquired up to a maximum of 10%, in the aggregate, of the assets of the Separate Account, provided that no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company will be owned by the Separate Account nor more than 5% of the value of the Separate Account’s assets will be invested in such company.

6.	No investments in the securities of a company will be made for the purpose of exercising control of management.

7.	Purchases will be made for investment purposes and not for short-term trading purposes. However, freedom of action is reserved to make such changes in the Separate Account’s portfolio as are considered necessary or desirable, including the realization of short-term capital appreciation when appropriate.

8.	No participation will be made in joint or joint and several securities trading accounts.

LABEL BELOW FOR MIS USE ONLY!

PO# M-3639

UNUM GROUP #606

ALLSTATE ASSURANCE CO SEPERATE ACCT B #701

ORIGINAL 1-UP POLY 05-06-09 JM

DAVE (UNUM GROUP-ALLSTATE ASSURANCE-ACCT B 2009 DC)

REVISION #1 05-07-09 JM

MIS EDITS: # OF CHANGES    /    PRF 1     PRF 2

OK TO PRINT AS IS*            *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

UNUM

UNUM GROUP

C/O PROXY TABULATOR P.O. BOX 9112

FARMINGDALE, NY 11735

To Vote by Telephone

1) Read the Proxy Statement and have this card at hand.

2) Call toll-free 1-888-221-0697

3) Follow the recorded instructions.

To Vote by Internet

1) Read the Proxy Statement and have this card at hand.

2) Go to www.proxyweb.com

3) Follow the on-screen instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on reverse side.

3) Sign, date and return your completed card in the postage-paid envelope provided.

DO NOT MAIL YOUR CARD IF YOU VOTE BY INTERNET OR TELEPHONE.

PROXY

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

PROXY SOLICITED ON BEHALF OF BOARD OF MANAGERS

999 999 999 999 99

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints David G. Fussell and Susan N. Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of Allstate Assurance Company Separate Account B to be held at 10:00 a.m. Eastern Time on Wednesday June 17, 2009, at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee 37402, and at any adjournment thereof, with respect to the proposals on the reverse side and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

Date             , 2009

Contractowner Signature(s) Title (If Applicable) (Please sign in Box)

UNUM Allstate 701 DC

LABEL BELOW FOR MIS USE ONLY! PO# M-3639 UNUM GROUP #606

ALLSTATE ASSURANCE CO SEPERATE ACCT B #701 ORIGINAL 1-UP POLY 05-06-09 JM

DAVE (UNUM GROUP-ALLSTATE ASSURANCE-ACCT B 2009 DC) REVISION #1 05-11-09 JM

REVISION #2 05-12-09 JM REVIEW #1 5/12/09 KD

MIS EDITS: # OF CHANGES/PRF 1 PRF 2

OK TO PRINT AS IS**By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

FOR ALL

WITHHOLD authority for all

FOR ALL except as noted at left

FOR

AGAINST

ABSTAIN

1. Election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of the Separate Account;

(01) David G. Fussell, (02) Henry E. Blaine and (03) H. Grant Law, Jr.

(Instruction: To withhold a vote for a nominee, check “For All Except” and write that nominee’s number on the line above.)

2. Ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for the Separate Account in accordance with the Rules and Regulations of the Separate Account;

3. Approval of the filing of an application with the Securities and Exchange Commission to terminate the Separate Account’s registration as an investment company;

4. Approval to make the Separate Account’s investment objective and all of its investment policies non-fundamental rather than fundamental; and

5. Transaction of such other business as may properly come before the meeting and any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

UNUM Allstate 701 DC